Create Your Balance NASDAQ Global Select Market: UBNK Third Quarter 2018 Earnings

Forward Looking Statements This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. NASDAQ: UBNK 2

Corporate Contacts William H. W. Crawford, IV Chief Executive Officer and President Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com NASDAQ: UBNK 3

Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Financial Highlights 12 NASDAQ: UBNK 4

Branch Network 3rd largest public bank headquartered in CT with $7.21 billion in assets 54 branches concentrated in Central CT and Western MA #3 market share in combined Hartford / Springfield MSA $101 million in average deposits per branch (6/30/18 Branch level reporting; Source: FDIC Summary of Deposits Report) NASDAQ: UBNK 5

Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Population Markets Population 35-54 Average HHI Median Age Hartford MSA 1,203,451 308,775 106,628 41 Springfield MSA 631,238 148,559 80,416 38 Main Operational Markets Worcester MSA 939,515 248,407 96,110 40 New Haven County 854,178 218,595 94,662 41 Opportunity Markets Fairfield County 946,784 255,718 140,471 40 Total 4,575,166 1,180,054 105,271 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population NOTE: Data sourced from SNL analysis as of September 2018 NASDAQ: UBNK 6

# Management Team and Ownership

| Name | Title/Function | Years in Industry/ Years at United | Prior Experience |
|---|---|---|---|
| William H.W. Crawford, IV | Chief Executive Officer & President | 29/7 | Wells Fargo Bank, Wachovia Bank, SouthTrust Bank |
| Eric R. Newell | Chief Financial Officer | 14/7 | FDIC, Fitch Ratings, Alliance Bernstein |
| Craig W. Hurty | Chief Human Resources Officer | 34/4 | Aetna, PacifiCare Health Systems |
| Mark A. Kucia | Chief Credit Officer | 30/12 | National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank |
| Brandon C. Lorey | Head of Consumer Banking | 27/5 | H&R Block Bank, Chevy Chase Federal Savings Bank |
| David C. Paulson | Head of Wholesale Banking | 32/4 | Santander, Wells Fargo, Wachovia |
| John J. Smith | Chief Information & Administrative Officer | 32/2 | CIT Group, NYCE Corporation, Summit Bank |
| Elizabeth Wynnick | Chief Risk Officer | 26/6 | NewAlliance Bank, Webster Bank |

- William H.W. Crawford, IV owns 415,620 shares of stock and options*
- UBNK management owns 984,839 shares of stock and options*
- UBNK Non-Executive Officer Directors own 436,954 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/17.

united financial bancorp, inc.

NASDAQ: UBNK

7

Four Key Objectives Objective Progress Align earning asset growth with organic capital and low (a) YoY total deposit growth of 6.7% vs. 6.2% for loans 1. cost core deposit generation to maintain strong capital receivable; (b) YoY non-interest bearing deposit growth and liquidity of 4.7%; (c) YoY capital growth of 2.8%. Re-Mix cash flows into better yielding risk adjusted 2. return on assets with lower funding costs relative to (a) Continued discipline with RAROC model; (b) peers. Continued focus on C&I, up 4.8% YoY. Invest in people, systems, and technology to grow 3. revenue and improve customer experience while (a) YTD Non-Interest Expense/Average Assets (NIE/AA) of maintaining attractive cost structure. 2.14%. Grow operating revenue, maximize operating earnings, (a) Increased YTD revenue YoY; (b) TBV/share increased 4. grow tangible book value, pay dividend. Achieve more 2.8% YoY; (c) 3Q18 annualized dividend yield of 2.73%. revenue into NII and core fee income. NASDAQ: UBNK 8

Consumer Banking Diverse products designed to meet the needs of our consumer customers. Consumer Loan Detail as of 09/30/2018 Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth Other • Mortgage Sales team originated $143.7 million of consumer residential mortgage loans in Q3 2018. Participate in 16% secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships Home equity 26% with growth in Home Equity and lines of credit. Residential 57% • United Wealth Management serving over 50 banking Construction 1% offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine ($2.27 Bn, or 41% of loans) division. NASDAQ: UBNK 9

Wholesale Banking Robust offering of products to support commercial Commercial Loan Detail as of 09/30/2018 customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team C&I 26% focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor Investor CRE 58% Owner-Occupied CRE CRE has remained essentially flat for four quarters. 13% Regional CRE program provides geographic diversity in Construction 3% strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($3.26 Bn, or 59% of loans) NASDAQ: UBNK 10

Wholesale Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type C&I & Owner Occupied CRE by Industry $1,967 Million $1,296 Million NASDAQ: UBNK 11

Financial Highlights NASDAQ: UBNK 12

Third Quarter Walk (Dollars in thousands) GAAP Net Income QTD GAAP Net Income LTM Actual Beginning Balance $ 15,646 $ 15,191 Loan Income 3,103 9,252 Investment Income (42) 140 Interest Expense (2,813) (7,731) Net Interest Income 248 1,661 Provision 343 559 Net Interest Income after Provision 591 2,220 Service Charges and Fees 81 109 Security Gains/Losses (120) (216) Bank-owned Life Insurance Income (211) 293 Mortgage Banking 640 282 Gains/Losses on Limited Partnerships 739 643 Other 66 18 Non-Interest Income 1,195 1,129 Salaries and Benefits (530) (2,638) Service Bureau Fees (44) 127 Occupancy Expense 181 (747) Professional Fees 92 35 Marketing 70 (32) FDIC 80 125 Other (422) (551) Non-Interest Expense (573) (3,681) Taxes (551) 1,449 Total Change 662 1,117 Actual Ending Balance $ 16,308 $ 16,308 NASDAQ: UBNK 13

Tangible Book Value and Dividend Return NASDAQ: UBNK 14

Swap and Mortgage Contribution to Total Revenue NASDAQ: UBNK 15

Forecast • Excludes the impact of the WBS branch purchase and assumed deposits, which is believed to be neutral to profitability due to the reduction of higher-cost borrowings, before deployment into earning assets. Actual Actual Actual Forecast Q3 2018 Q2 2018 Q1 2018 Q4 2018 Tax Equivalent Net Interest Margin ^ 2.92% 2.97% 2.90% 2.92% Loan Growth 3.9%* 6.9%* 3.2%* 4.0% - 5.0%* Provision / Average Gross Loans 0.14%* 0.17%* 0.14%* 0.14% - 0.16%* Non-Interest Income $9.6 million $8.4 million $9.3 million $9.0 - 10.0 million Non-Interest Expense $38.9 million $38.4 million $36.7 million $38.5 - 39.5 million Effective Tax Rate (YTD) 4.5% 4.7% 8.0% 5% Average Diluted Shares (000) 51,105 50,974 50,997 51,200 *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. ^ Tax Equivalent NIM forecast assumes the December rate hike NASDAQ: UBNK 16

NIE/Average Assets/FTE Employees 900 808 774 800 3.5% 718 683 697 700 600 2.5% 500 2.17% 400 331 342 281 300 1.5% 200 100 0.5% 0 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q3* Period Ending NIE/AA Employees * NIE/Average Assets calculation is annualized NASDAQ: UBNK 17

# Balance Sheet Trends

| | | | | | | QoQ 3Q18 vs 2Q18 | | YoY 3Q18 vs 3Q17 | |
|---|---|---|---|---|---|---|---|---|---|
| Balance Sheet ($ in thousands) | 3Q2018 | 2Q2018 | 1Q2018 | 4Q2017 | 3Q2017 | $ Change | % | $ Change | % |
| **ASSETS** | | | | | | | | | |
| Cash and cash equivalents | $ 78,595 | $ 109,175 | $ 69,242 | $ 88,668 | $ 98,517 | $ (30,580) | (28.0)% | $ (19,922) | (20.2)% |
| Securities | 972,035 | 1,006,135 | 1,031,277 | 1,064,385 | 1,081,748 | (34,100) | (3.4) | (109,713) | (10.1) |
| Loans held for sale | 86,948 | 85,458 | 63,394 | 114,073 | 89,419 | 1,490 | 1.7 | (2,471) | (2.8) |
| Residential real estate | 1,283,126 | 1,252,001 | 1,235,197 | 1,204,401 | 1,211,783 | 31,125 | 2.5 | 71,343 | 5.9 |
| Home equity | 579,907 | 588,638 | 582,285 | 583,180 | 561,814 | (8,731) | (1.5) | 18,093 | 3.2 |
| Other consumer | 369,781 | 332,402 | 310,439 | 292,781 | 267,921 | 37,379 | 11.2 | 101,860 | 38.0 |
| Residential construction | 32,750 | 32,063 | 37,579 | 40,947 | 39,460 | 687 | 2.1 | (6,710) | (17.0) |
| Investor non-occupied CRE | 1,888,848 | 1,927,960 | 1,842,898 | 1,854,459 | 1,777,716 | (39,112) | (2.0) | 111,132 | 6.3 |
| Owner occupied CRE | 434,906 | 418,338 | 442,938 | 445,820 | 442,989 | 16,568 | 4.0 | (8,083) | (1.8) |
| Commercial business | 861,030 | 841,142 | 846,182 | 840,312 | 821,372 | 19,888 | 2.4 | 39,658 | 4.8 |
| Commercial construction (ADC) | 78,235 | 82,883 | 84,717 | 78,083 | 82,688 | (4,648) | (5.6) | (4,453) | (5.4) |
| Loans - net | 5,495,277 | 5,441,766 | 5,349,044 | 5,307,678 | 5,174,672 | 53,511 | 1.0 | 320,605 | 6.2 |
| Deferred tax asset, net | 31,473 | 30,190 | 28,710 | 25,656 | 30,999 | 1,283 | 4.2 | 474 | 1.5 |
| Premises and equipment, net | 67,612 | 67,614 | 67,619 | 67,508 | 61,063 | (2) | — | 6,549 | 10.7 |
| Intangible Assets | 118,841 | 119,130 | 119,435 | 119,772 | 120,108 | (289) | (0.2) | (1,267) | (1.1) |
| Cash surrender value of BOLI | 181,928 | 180,490 | 179,556 | 148,300 | 171,300 | 1,438 | 0.8 | 10,628 | 6.2 |
| Other Assets* | 174,789 | 168,638 | 160,397 | 178,119 | 148,670 | 6,151 | 3.6 | 26,119 | 17.6 |
| Total Assets | $7,207,498 | $7,208,596 | $ 7,068,674 | $7,114,159 | $ 6,976,496 | $ (1,098) | — % | $ 231,002 | 3.3 % |
| **LIABILITIES AND STOCKHOLDERS' EQUITY** | | | | | | | | | |
| Liabilities: | | | | | | QoQ 3Q18 vs 2Q18 | | YoY 3Q18 vs 3Q17 | |
| Deposits: | | | | | | | | | |
| Non-interest-bearing | $ 759,210 | $ 770,982 | $ 753,575 | $ 778,576 | $ 725,130 | $ (11,772) | (1.5)% | $ 34,080 | 4.7 % |
| Interest-bearing | 4,741,153 | 4,622,394 | 4,528,935 | 4,419,645 | 4,427,892 | 118,759 | 2.6 | 313,261 | 7.1 |
| Total Deposits | 5,500,363 | 5,393,376 | 5,282,510 | 5,198,221 | 5,153,022 | 106,987 | 2.0 | 347,341 | 6.7 |
| Mortgagors' and investor escrow accounts | 9,597 | 14,526 | 11,096 | 7,545 | 9,641 | (4,929) | (33.9) | (44) | (0.5) |
| FHLB advances and other borrowing | 926,592 | 1,041,896 | 1,030,735 | 1,165,054 | 1,068,814 | (115,304) | (11.1) | (142,222) | (13.3) |
| Accrued expenses and other liabilities | 61,128 | 56,921 | 51,333 | 50,011 | 54,366 | 4,207 | 7.4 | 6,762 | 12.4 |
| Total liabilities | 6,497,680 | 6,506,719 | 6,375,674 | 6,420,831 | 6,285,843 | (9,039) | (0.1) | 211,837 | 3.4 |
| Total stockholders' equity | 709,818 | 701,877 | 693,000 | 693,328 | 690,653 | 7,941 | 1.1 | 19,165 | 2.8 |
| Total liabilities and stockholders' equity | $7,207,498 | $7,208,596 | $ 7,068,674 | $7,114,159 | $ 6,976,496 | $ (1,098) | — % | $ 231,002 | 3.3 % |

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
18

Investment Portfolio Portfolio Stats ($ in millions) 2018 Q3 2018 Q2 Investment Portfolio Summary (Total) September 30, 2018 Average balance $ 995 $ 1,019 Yield 3.48% 3.53% Corp Debt Average Rating AA+ AA+ 8% Agency MBS Actual MBS Portfolio $ 554 $ 578 Agency CMO 21% Total Portfolio Duration (years) 4.1 4.0 17% Summary of Quarterly Securities 2018 Q3 2018 Q2 Purchases Agency CCMO Average Yield N/A 3.64% 16% Average Rating N/A AAA Muni 25% Agency CMBS CLO 3% 10% Total Securities/Assets (%) 25.0 20.1 19.3 18.8 19.4 19.5 19.0 18.7 20.0 17.2 17.5 17.0 16.3 16.3 16.0 15.8 15.5 15.0 14.6 14.0 13.5 15.0 10.0 5.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 NASDAQ: UBNK 19

Asset Quality ($ in thousands, except percentage data) 2018Q3 2018Q2 2018Q1 2017Q4 2017Q3 Non-accrual loans $ 20,506 $ 22,087 $ 23,436 $ 23,187 $ 24,789 TDR - non-accruing 6,706 7,330 8,308 8,475 6,628 Total non-performing loans 27,212 29,417 31,744 31,662 31,417 OREO 1,808 1,855 1,935 2,154 2,444 Total non-performing assets $ 29,020 $ 31,272 $ 33,679 $ 33,816 $ 33,861 NPLs to total loans 0.49% 0.54% 0.59% 0.59% 0.60% NPAs to total assets 0.40% 0.43% 0.48% 0.48% 0.49% Net charge offs $ 1,261 $ 1,102 $ 1,123 $ 1,518 $ 1,261 Annualized NCOs to average loans 0.09% 0.08% 0.08% 0.11% 0.10% Allowance for loan losses to non-performing loans 183.41% 167.12% 150.94% 148.76% 147.59% Allowance for loan losses to total loans 0.90% 0.90% 0.89% 0.88% 0.89% Provision for loan losses (annualized)/Average Loans 0.14% 0.17% 0.14% 0.17% 0.20% NASDAQ: UBNK 20

# Commercial Real Estate

| Institution Name | City | State | Ticker | CRE / Risk-Based Capital | 3-Year Ratio Delta | Construction / Risk-Based Capital | 3-Year Ratio Delta |
|---|---|---|---|---|---|---|---|
| **United Financial Bancorp, Inc.** | **Hartford** | **CT** | **UBNK** | **299%** | **20%** | **21%** | **(6)%** |
| People's United Financial, Inc. | Bridgeport | CT | PBCT | 240% | (29)% | 20% | (10)% |
| Webster Financial Corporation | Waterbury | CT | WBS | 154% | 5% | 14% | (5)% |
| Berkshire Hills Bancorp, Inc. | Pittsfield | MA | BHLB | 242% | 21% | 37% | (7)% |
| Independent Bank Corp. | Rockland | MA | INDB | 303% | (1)% | 55% | 3% |
| Brookline Bancorp, Inc. | Boston | MA | BRKL | 349% | 11% | 23% | 1% |
| Century Bancorp, Inc. | Medford | MA | CNBKA | 28% | (5)% | 2% | (2)% |
| Washington Trust Bancorp, Inc. | Westerly | RI | WASH | 287% | (23)% | 45% | 5% |
| Meridian Bancorp, Inc. | Peabody | MA | EBSB | 612% | 219% | 115% | 37% |
| Camden National Corporation | Camden | ME | CAC | 250% | 92% | 20% | 2% |
| First Connecticut Bancorp, Inc. | Farmington | CT | FBNK | 306% | 7% | 33% | 14% |
| Enterprise Bancorp, Inc. | Lowell | MA | EBTC | 273% | (5)% | 91% | (3)% |
| Community Bank System, Inc. | De Witt | NY | CBU | 103% | 29% | 18% | 5% |
| NBT Bancorp Inc. | Norwich | NY | NBTB | 179% | 26% | 27% | 1% |
| Sterling Bancorp | Montebello | NY | STL | 277% | 14% | 8% | (9)% |
| | | | High | 612% | 219% | 115% | 37% |
| | | | Low | 28% | (29)% | 2% | (10)% |
| | | | Mean | 257% | 26% | 36% | 2% |
| | | | Median | 261% | 9% | 25% | 1% |
| | | | ***UBNK Ranking out of 15 (ascending):*** | ***11*** | ***10*** | ***7*** | ***4*** |

**NOTE: All financial data as of June 30, 2018**
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
21

Loan and Deposit Composition Loan Composition at September 30, 2018 Loan Composition at September 30, 2017 Loan Composition at September 30, 2016 Other Consumer: 7% Resi Construction: 1% Resi Contruction: 1% Other Consumer: 5% Resi Construction: 1% Other Consumer: 5% OOCRE: 9% OOCRE: 8% OOCRE: 8% Home Equity: 10% Home Equity: 11% Home Equity: 10% Investor CRE: Investor CRE: Investor CRE: 34% Residential: 24% Residential: 23% 34% Residential: 23% 36% C&I: 16% C&I: 16% C&I: 14% Comm Construction: Comm Construction: 1% Comm Construction: 1% 2% Total Loans at 9/30/18: $5.53 billion Total Loans at 9/30/17: $5.21 billion Total Loans at 9/30/16: $4.72 billion Deposit Composition at September 30, 2018 Deposit Composition at September 30, 2017 Deposit Composition at September 30, 2016 Demand & Time Demand & Demand & NOW: 24% Deposits: 30% NOW: 29% Time NOW: 27% Time Deposits: 33% Deposits: 40% Regular Savings: 11% Regular Savings: Regular Savings: 10% 9% Money Market: 25% Money Market: Money Market: 30% 32% Total Deposits at 9/30/18: $5.50 billion Total Deposits at 9/30/17: $5.15 billion Total Deposits at 9/30/16: $4.70 billion NASDAQ: UBNK 22

Diversified Deposit Funding Sources Non-Interest Bearing Deposit Growth Trend Transaction Account Growth Trend $5.50 B $5.20 B $5.50 B $5.20 B $4.71 B $4.44 B $4.71 B 759,210 $4.44 B 778,576 $4.04 B 1,573,404 1,601,202 $4.04B 708,050 657,718 1,019,161 1,206,722 602,359 902,460 4,741,153 4,003,122 4,419,645 3,899,161 3,432,952 3,779,353 3,132,851 3,417,910 3,504,450 3,624,817 14 15 16 17 18 14 15 16 17 18 20 20 20 20 20 20 20 20 20 20 Q3 Q3 Non-Interest Bearing CAGR: 6%, Interest Bearing CAGR: 9% Transaction CAGR: 17%, Non-Transaction CAGR: 6% Interest Bearing Non-Interest Bearing Non-Transaction Accounts Transaction Accounts Deposit Composition at 09/30/2018 Deposit Composition at 09/30/2017 Checking: Checking: 29% 27% Savings: 9% CD: 30% Savings: 10% CD: 33% Retail MMDA: Retail 15% MMDA: Business 15% Business MMDA: 17% MMDA: 15% NASDAQ: UBNK 23

Non-GAAP Reconciliation Three Months Ended September 30, June 30, March 31, December 31, September 30, 2018 2018 2018 2017 2017 Net Income (GAAP) $ 16,308 $ 15,646 $ 15,787 $ 9,501 $ 15,191 Non-GAAP adjustments: Non-interest income 58 (271) (342) 745 (158) Non-interest expense (129) 215 — 536 — Income tax expense related to tax reform — — — 1,609 — Related income tax (benefit) expense 15 (93) 72 2,074 55 Net adjustment (56) (149) (270) 4,964 (103) Total non-GAAP net income $ 16,252 $ 15,497 $ 15,517 $ 14,465 $ 15,088 Net interest income (GAAP) $ 48,429 $ 48,181 $ 46,543 $ 46,849 $ 46,768 Non-interest income (GAAP) $ 9,555 $ 8,360 $ 9,289 $ 7,581 $ 8,426 Non-GAAP adjustments: Net loss (gain) on sales of securities 58 (62) (116) (72) (158) Limited partnership writedown (1) — — — 1,214 — Loss on sale of premises and equipment — — — 401 — BOLI claim benefit — (209) (226) (798) — Net adjustment 58 (271) (342) 745 (158) Total non-GAAP non-interest income 9,613 8,089 8,947 8,326 8,268 Total non-GAAP net interest income 48,429 48,181 46,543 46,849 46,768 Total non-GAAP revenue $ 58,042 $ 56,270 $ 55,490 $ 55,175 $ 55,036 NASDAQ: UBNK 24

# Non-GAAP Reconciliation (cont.)

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | September 30, 2018 | June 30, 2018 | March 31, 2018 | December 31, 2017 | September 30, 2017 |
| Non-interest expense (GAAP) | $ 38,943 | $ 38,370 | $ 36,736 | $ 37,237 | $ 35,262 |
| Non-GAAP adjustments: | | | | | |
| Lease exit/disposal cost obligation | 129 | (215) | — | (536) | — |
| Net adjustment | 129 | (215) | — | (536) | — |
| Total non-GAAP non-interest expense | $ 39,072 | $ 38,155 | $ 36,736 | $ 36,701 | $ 35,262 |
| Total loans | $ 5,528,583 | $ 5,475,427 | $ 5,382,235 | $ 5,339,983 | $ 5,205,743 |
| Non-covered loans (2) | (708,621) | (729,947) | (771,802) | (780,776) | (739,376) |
| Total covered loans | $ 4,819,962 | $ 4,745,480 | $ 4,610,433 | $ 4,559,207 | $ 4,466,367 |
| Allowance for loan losses | $ 49,909 | $ 49,163 | $ 47,915 | $ 47,099 | $ 46,368 |
| Allowance for loan losses to total loans | 0.90% | 0.90% | 0.89% | 0.88% | 0.89% |
| Allowance for loan losses to total covered loans | 1.04% | 1.04% | 1.04% | 1.03% | 1.04% |

(1) Represents limited partnership writedowns related to the reduction of the Company's tax rate in December 2017.
(2) Represents acquired loans that were recorded at fair value. These loans carry no allowance for loan losses for the periods reflected above.

united financial bancorp, inc.
NASDAQ: UBNK
25